UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                              FORM 8K

         Current Report Pursuant to Section 13 or 15(d) of
                The Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported): December 2, 2004


                         JOHNSON & JOHNSON

      (Exact name of registrant as specified in its charter)


        New Jersey             1-3215         22-1024240

     (State or other        (Commission    (I.R.S. Employer
     jurisdiction           File Number)   Identification No.)
     of incorporation)


  One Johnson & Johnson Plaza, New Brunswick, New Jersey   08933

          (Address of principal executive offices)  (zip code)


 Registrant's telephone number including area code: (732) 524-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b)under the
    Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 5.02. Departure of Directors or Principal Officers;
Election of Directors; Appointment of Principal Officers.

(b) Change of Directors and Principal Officer Positions

On December 2, 2004, Henry B. Schacht advised Johnson & Johnson that having turned 70 he does not wish to be considered for re-election to the Board of Directors at the Annual Meeting of Shareholders in 2005. Until April 28, 2005, when his current term expires, Mr. Schacht will continue to serve as a Director, the Chairman of the Nominating & Corporate Governance Committee and a Member of the Audit Committee. Mr. Schacht has served with distinction on the Johnson & Johnson Board since 1997.


                       SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              JOHNSON & JOHNSON


Date: December 7, 2004        By: /s/ Michael H. Ullmann
                                  Michael H. Ullmann
                                  Corporate Secretary